UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey	07446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, the Board of Directors (the “Board”) of ADMA Biologics, Inc. (the “Company”) appointed Alison C. Finger to serve on the Board as a Class I director with a term expiring at the Company’s 2026 annual meeting of stockholders.

Ms. Finger served as Chief Commercial Officer at bluebird bio, Inc., a biotechnology company, or bluebird, from August 2015 to January 2021. Prior to bluebird, Ms. Finger served at Bristol-Myers Squibb Company, a pharmaceutical company, or BMS, in roles with increasing responsibility, including as Vice President, Global Commercialization Virology from July 2004 to June 2007, Managing Director, Australia & New Zealand from July 2007 to May 2009, VP Global Commercialization, Alzheimer’s/Neuroscience from May 2009 to December 2012 and VP Global Commercialization, Hematology from December 2012 to May 2014. Ms. Finger previously served as a member of the board of directors of Decibel Therapeutics, a biotechnology company, from December 2021 until the acquisition of Decibel Therapeutics in September 2023 and as a member of the board of directors of VBL Therapeutics, a biotechnology company from July 2021 to August 2022. Ms. Finger has a B.A. from St. Lawrence University and an M.B.A. from the Fuqua School of Business at Duke University.

There is no arrangement or understanding between Ms. Finger and any other person pursuant to which Ms. Finger was selected to serve as a director of the Company, nor is Ms. Finger a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. As a non-employee director, Ms. Finger is eligible to participate in the ADMA Biologics, Inc. 2022 Equity Compensation Plan. For her service on the Board, Ms. Finger will receive compensation in accordance with the Company’s general policies for compensation of non-employee directors, including, without limitation, an initial grant of options to purchase 98,870 shares of the Company’s common stock upon joining the Board.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2023	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer